UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 07, 2021

TopBuild Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-36870	47-3096382
(State or other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

475 North Williamson Boulevard Daytona Beach, Florida	32114
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 304-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BLD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 7, 2021, TopBuild Corp., a Delaware corporation (the “Company”), together with certain of its subsidiaries, Bank of America, N.A., in its capacity of administrative agent for the lenders, and each of the lenders party thereto (the “Lenders”), entered into Amendment No. 2 (the “Amendment”) to the Company’s Amended and Restated Credit Agreement, dated March 20, 2020 (as amended, the “Credit Agreement”) filed as Exhibit 10.1 to the Form 8-K dated March 23, 2020.

The Amendment, among other things, (i) extends the maturity date of both the revolving and term loan facilities under the Credit Agreement to October 7, 2026, (ii) re-advances to the Company an aggregate amount equal to $7.5 million as part of the term loan under the Credit Agreement, such that the aggregate outstanding principal amount of the term loan is $300.0 million, which equals the original principal amount of such term loan as of the original date of the Credit Agreement (and resets the amortization schedule accordingly, taking into account the extended maturity date), (iii) increases the commitments available under the revolving facility from $450.0 million to $500.0 million and (iv) provides for a new $300.0 million delayed draw term loan facility, the proceeds of which will be used, in part, to finance the acquisition of DI Super Holdings, Inc, the indirect parent of Distribution International, Inc., including the payment of related fees and expenses.

The foregoing description of the Amendment is only a summary and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference in this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described in Item 1.01 above relating to the Amendment is incorporated herein by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1	Amendment No. 2 to Amended and Restated Credit Agreement, dated as of October 7, 2021

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPBUILD CORP.

Date: October 8, 2021	By:	/s/ John S. Peterson
John S. Peterson
Vice President and Chief Financial Officer

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